THE SELECT SECTOR SPDR® TRUST

Supplement dated June 30, 2025 to the Prospectus and Statement of Additional Information

(“SAI”), each dated January 31, 2025, as each may be supplemented from time to time

Effective June 30, 2025, the brand name of the global asset management business of State Street Corporation is changing from “State Street Global Advisors” to “State Street Investment Management.” Accordingly, effective immediately, “SSIM” replaces “SSGA” as a defined term and “SSIM” is defined as “State Street Investment Management” in the Prospectus and SAI. The brand name change will not result in any changes to the management of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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